EXHIBIT 10.5

NOTE: This Agreement has been originally executed in Korean. The English version is provided for reference and convenience only. In the event of any discrepancy or conflict between the Korean and English versions, the Korean version shall prevail.

Payment Service Supply Agreement

This Payment Service Supply Agreement (the “Agreement”) is entered into by and between ROKIT HEALTHCARE Inc. (hereinafter referred to as the “Korean Company”), and ROKIT America, Inc. (hereinafter referred to as the “U.S. Company”).

Article 1 (Purpose)

The purpose of this Agreement is to set forth the fundamental terms and conditions under which the Korean Company shall provide payment and overseas remittance services (the “Payment Services”) in connection with the Korean Company’s purchase of goods on behalf of consumers from the U.S. Company, thereby preventing potential disputes and maintaining a smooth business relationship between the Parties.

Article 2 (Supply of Services)

The Korean Company shall provide the Payment Services required for carrying out proxy purchases of goods from the U.S. Company on behalf of consumers.

Article 3 (Payment Method)

1.

The Korean Company shall, within seven (7) days following the monthly closing date of the Payment Services (i.e., the last day of each calendar month), deliver to the U.S. Company a Payment Service Report (i.e., details of the amount to be remitted overseas).

2.	Upon receipt of such Payment Service Report, the U.S. Company shall review it and issue an invoice within seven (7) days.
3.	The Korean Company shall pay the invoiced amount to the U.S. Company within fourteen (14) days from the invoice issuance date.

Article 4 (Term of Agreement)

The term of this Agreement shall commence on the date of execution hereof and continue until December 31, 2020. Unless either Party notifies the other Party in writing of its intention to amend or terminate this Agreement at least one (1) month prior to the expiration date, this Agreement shall be automatically renewed for successive one (1) year terms under the same terms and conditions.

Article 5 (Supplementation of Agreement)

In the event that any supplementation of this Agreement is required for the detailed implementation of the Payment Services, such supplementation shall be determined through mutual consultation between the Korean Company and the U.S. Company.

Article 6 (Dispute Resolution)

1.

Any matters not stipulated herein, or any disputes arising between the Korean Company and the U.S. Company in relation to the interpretation or performance of this Agreement, shall be resolved by mutual consultation and agreement between the Parties. If such agreement cannot be reached, the matter shall be resolved in accordance with general commercial practices and applicable laws.

2.

If the dispute remains unresolved pursuant to Paragraph 1 above, any legal disputes related to this Agreement shall be submitted to the ordinary civil courts, and the competent court of jurisdiction shall be the Seoul Central District Court in the Republic of Korea.

This Agreement has been executed in two (2) originals, each duly signed and sealed by the Parties, with each Party retaining one (1) copy.

February 28, 2020

“Korean Company”

ROKIT HEALTHCARE Inc.

12F, 9, Digital-ro 10-gil, Geumcheon-gu, Seoul, Korea

Seok Hwan You, CEO (sealed)

“U.S. Company”

ROKIT America, Inc.

1 Marina Park Dr, Fl 10, Boston, MA 02210

Seok Hwan You, CEO (sealed)

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대금결제 서비스 공급 계약서

㈜로킷헬스케어 (이하 "국내 사업자"이라 한다)와 **ROKIT America, Inc.** (이하 "해외사업자"라 한다)는 상호간에 다음과 같이 서비스 공급 계약을 체결한다.

제1조 (목적)

본 계약의 목적은 "국내사업자"가 소비자를 대신해 "해외사업자"로부터 상품을 구매대행 함에 있어서 필요한 상품대금 지급 및 해외송금 (이하, "**대금결제 서비스**")을 함에 있어서 기본적인 사항을 규정하고 하기 조항을 성실히 이행함으로써 잠재적인 분쟁가능성을 제거하고 원활 사항을 한 관계를 유지함을 목적으로 한다.

제2조 (서비스 공급)

"국내사업자"는 소비자를 대신해 "해외사업자"로부터 해외 구매대행을 수행함에 있어 필요한 대금결제 서비스를 공급한다.

제 3조 (지급 방법)

1. "국내사업자"는 월 대금결제 서비스 마감일 (매월 말 기준)로부터 7일 이내까지 대금결제 서비스 리포트 (즉, 해외송금 예정금액 내역)을 "해외사업자"에게 송부한다.
2. "해외사업자"는 위 1항의 대금결제 서비스 리포트를 검토한 후 7일 이내에 인보이스를 발행한다.
3. "국내사업자"는 인보이스 발행일로부터 14일 이내에 "해외사업자"에게 대금을 지급한다.

제4조 (계약기간)

본 계약기간은 계약 체결일로부터 1 체결일로부터 만료일 (2020년 12월 31일)까지로 하며, 당사자들이 계약만료 1개월 전까지 계약의 변경 또는 종료의사를 상대방에게 서면으로 통보하지 아니할 경우 계약기간이 1년 간 자동 연장된다.

제5조 (계약서의 보완)

본 계약서의 세부적인 이행사항에 관하여 내용 보완이 필요한 경우 "국내사업자," "해외사업자"는 상호 협의하여 결정한다.

제6조 (분쟁해결)

1. 본 계약에서 정하지 아니한 사항 또는 이 계약의 내용에 대하여 "국내사업자"와 "해외사업자" 간 분쟁이 발생한 경우 "국내사업자"와 "해외사업자"의 합의된 의사에 따른다. "국내사업자"와 "해외사업자"사이에 계약 해석과 관련한 합의가 이루어지지 않은 경우 일반 상관례 및 관련 법령에 따른다.

2. 제1항에 의해서 이 계약과 관련한 분쟁이 해결되지 아니한 경우에는 본 계약에 관한 분쟁의 해결은 통상의 민사재판에 의하며, 관할은 서울중앙지방법원으로 한다.

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이상의 계약 내용을 증명하기 위하여 계약서 2통을 작성하고 "국내사업자"와 "해외사업자"가 서명날인 한 후 각자 1통씩 보관한다.

2020년 2 월 28 일

"국내사업자"

㈜로킷헬스케어

서울시 금천구 디지털로10길9 가산하이힐 12층

대표: 유 석 환 (인)

"해외사업자"

ROKIT America, Inc.

1 Marina Park Dr Fl 10, Boston MA 02210

대표: 유 석 환 (인)

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